SCHEDULE 14A
(RULE 14A-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION
Proxy Statement Pursuant to Section 14(A) of the Securities Exchange Act of 1934
(Amendment No. )

Filed by the Registrant	/X/

Filed by a Party other than the Registrant	/ /

Check the appropriate box:

/ /	Preliminary Proxy Statement

/ /	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

/ X /	Definitive Proxy Statement

/ /	Definitive Additional Materials

/ /	Soliciting Material Pursuant to §240.14a-12

Conestoga Funds
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

/X /	No fee required.

/ /	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

(1)	Title of each class of securities to which transaction applies:
(2)	Aggregate number of securities to which transaction applies:
(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

(4)	Proposed maximum aggregate value of transaction:
(5)	Total fee paid:

/ /	Fee paid previously with preliminary materials.

/ /
Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1)	Amount Previously Paid:
(2)	Form, Schedule or Registration Statement No.:

(3)	Filing Party:
(4)	Date Filed:

Conestoga Small Cap Fund
c/o Conestoga Funds
259 N. Radnor-Chester Road
Radnor Court, Suite 120
Radnor, PA  19087
1-800-320-7790

November 20th, 2007

Dear Conestoga Small Cap Fund Shareholder:

We are writing to inform you of the upcoming special meeting of shareholders of the Conestoga Small Cap Fund (the “Fund”) scheduled for December 27th, 2007 (the “Special Meeting”) to vote on an important proposal affecting the Fund: to approve a new investment advisory agreement between the Fund and Conestoga Capital Advisors, LLC (“CCA”).

As discussed in more detail in the enclosed Proxy Statement, the current investment advisory agreement will terminate on January 2nd, 2008 due to a proposed change in ownership structure of CCA.  To continue the Fund’s investment management program, the Board of Trustees of the Fund (the “Board”) approved a new advisory agreement at an in-person meeting on September 20th, 2007.  The new advisory agreement provides that CCA will continue to provide investment advisory services on the same terms and with the same fee structure under which it currently operates.  The Board believes that this proposal is in the Fund’s and your best interest.

If you are a shareholder of record as of the close of business on November 12th, 2007, you are entitled to vote at the Special Meeting and at any adjournment thereof.  While you are, of course, welcome to join us at the Special Meeting, most shareholders will cast their votes by filling out and signing the enclosed Proxy Card.  The Board has recommended approval of the proposal and encourages you to vote “FOR” approval of the new investment advisory agreement. If you have any questions regarding the issue to be voted on, please do not hesitate to call the Fund at 1-800-320-7790.

Regardless of whether you are planning to attend the Special Meeting, we need your vote. Please mark, sign, and date the enclosed Proxy Card and promptly return it in the enclosed, postage-paid envelope so that the maximum number of shares may be voted.

Thank you for taking the time to consider this important proposal and for your continuing investment in the Fund.

Sincerely,

CONESTOGA FUNDS On behalf of Conestoga Small Cap Fund W. Christopher Maxwell CEO	CONESTOGA CAPITAL ADVISORS, LLC William C. Martindale Jr. Managing Partner, Managing Member

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Conestoga Small Cap Fund
c/o Conestoga Funds
259 N. Radnor-Chester Road
Radnor Court, Suite 120
Radnor, PA  19087

 NOTICE OF SPECIAL MEETING
TO BE HELD December 27th, 2007

To the shareholders of the Conestoga Small Cap Fund (the “Fund”), a series of Conestoga Funds (the “Trust”), for a Special Meeting (the “Meeting”) of shareholders of the Fund to be held on December 27th, 2007:

Notice is hereby given that the Meeting will be held on December 27th, 2007, at 10 a.m., Eastern Time, at the offices of the Fund, 259 N. Radnor-Chester Road, Radnor Court, Suite 120, Radnor, PA 19087.  At the Meeting, you and the other shareholders of the Fund will be asked to consider and vote:

1.
To approve a new investment advisory agreement by and between the Trust, on behalf of the Fund, and CCA, the Fund’s investment advisor under which CCA will continue to act as investment advisor with respect to the assets of the Fund on substantially identical terms as the investment advisory agreement currently in effect; and

2.	To transact such other business as may properly come before the Meeting or any adjournments thereof.

These proposals are discussed in greater detail in the attached Proxy Statement. Shareholders of record at the close of business on November 12th, 2007 are entitled to notice of, and to vote at, the Meeting.  Please read the accompanying Proxy Statement.  Regardless of whether you plan to attend the Meeting, please complete, sign and return promptly the enclosed proxy card so that a quorum will be present and a maximum number of shares may be voted. You may change your vote at any time by notifying the undersigned or by voting at the Meeting.

By Order of the Board of Trustees

Duane R. D’Orazio, Secretary
Conestoga Funds

November 20th, 2007

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CONESTOGA SMALL CAP FUND

QUESTIONS AND ANSWERS

IMPORTANT INFORMATION TO HELP YOU UNDERSTAND AND VOTE ON THE
PROPOSALS

November 20th, 2007

The Conestoga Small Cap Fund (the “Fund”) will be holding a Special Meeting of Shareholders on December 27th, 2007 at 10 a.m., Eastern Time, at the offices of the Fund, 259 N. Radnor-Chester Road, Radnor Court, Suite 120, Radnor, PA 19087.  Shareholders of the Fund are receiving the enclosed proxy statement (the “Proxy Statement”) and proxy card to consider and to vote on the proposal set forth in the Proxy Statement.

We ask that you give the proposal on which you are being asked to vote careful consideration.  This section of the Proxy Statement is intended to give you a quick review of the proposal and the proxy process.  Details about the proposal are set forth in the Proxy Statement. You are urged to read the entire Proxy Statement, including the appendix, completely and carefully.

Q:	WHY ARE SHAREHOLDERS BEING MAILED THESE PROXY MATERIALS?

A:
You are receiving these proxy materials because you have the right to vote on an important proposal concerning your investment in the Fund.  The purpose of the Proxy Statement is to disclose important information about, and to seek shareholder approval on, the proposal related to the Fund’s investment advisor, Conestoga Capital Advisors, LLC (“CCA”).

Q:	WHAT ARE SHAREHOLDERS BEING ASKED TO VOTE ON AT THE MEETING?

A:	There is one proposal for consideration at the Meeting:

1.
To approve a new investment advisory agreement (“New Advisory Agreement”) by and between the Trust, on behalf of the Fund, and CCA, the Fund’s investment advisor under which CCA will continue to act as investment advisor with respect to the assets of the Fund on substantially identical terms as the investment advisory agreement currently in effect.

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Q:	WHY IS THE FUND ASKING FOR APPROVAL OF A NEW ADVISORY AGREEMENT?

A:
A proposed transaction relating to the ownership structure of CCA will occur on January 2nd, 2008.  To continue the Fund’s investment management program, the Board of Trustees of the Fund (the “Board”) approved a New Advisory Agreement at an in-person meeting on September 20th, 2007, and has recommended that shareholders of the Fund approve a new investment advisory agreement.  The New Advisory Agreement provides that CCA will continue to provide investment advisory services and with the same fee structure under which it currently operates.  The New Advisory Agreement is substantially identical to the current investment advisory agreement (the “Current Advisory Agreement”) and would simply continue the relationship between CCA and the Fund.  The Board believes that this proposal is in the Fund’s and your best interest.

Q:	HOW IS THE PROPOSED NEW ADVISORY AGREEMENT DIFFERENT FROM THE PRIOR ADVISORY AGREEMENT?

A:
The New Advisory Agreement is substantially identical to the Prior Advisory Agreement in content and fee structure and is simply a continuation of the relationship between CCA and the Fund.  CCA will continue to perform the same investment advisory services under the New Advisory Agreement that it performed under the Prior Advisory Agreement.  Messrs. William C. Martindale, Jr. and Robert M. Mitchell are expected to continue management of the Fund in the same manner as under the Prior Advisory Agreement, and there will be no change in investment objectives or strategies of the Fund.

Q:	WILL THE NEW ADVISORY AGREEMENT CHANGE THE MANAGEMENT FEES CHARGED TO THE FUND?

A:	No. The overall amount of fees that the Fund pays will remain the same.

Q:	HOW DOES THE BOARD OF TRUSTEES RECOMMEND I VOTE ON THIS MATTER?

A:	The Board of Trustees of the Trust recommends that shareholders vote in favor of the proposal.

Q:	WHO IS ELIGIBLE TO VOTE AT THE MEETING?

A:
Shareholders as of November 12th, 2007 (the “Record Date”) are entitled to vote at the Special Meeting or any adjournment of the Special Meeting.  Shareholders may cast one vote for each share they own on the matter.

Q:	HOW DO SHAREHOLDERS VOTE THEIR PROXIES?

A:	To vote, please complete the enclosed proxy card and return the card in the enclosed self-addressed, postage-paid envelope.
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Q:	WILL THE FUND BE REQUIRED TO PAY FOR THIS PROXY SOLICITATION?

A:	No. The Fund will not bear these costs. CCA has agreed to bear all of the costs and expenses associated with the Special Meeting.

Q:	WHERE CAN I GET MORE INFORMATION ABOUT THESE PROPOSALS?

A:	Please contact Mr. Duane R. D’Orazio at 1-800-320-7790 between the hours of 9:00 a.m. to 4:00 p.m., Eastern Time. Representatives will be happy to answer any questions you may have.

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Conestoga Small Cap Fund
c/o Conestoga Funds
259 N. Radnor-Chester Road
Radnor Court, Suite 120
Radnor, PA  19087
1-800-320-7790

PROXY STATEMENT
November 20th, 2007

General.  This Proxy Statement is being furnished by the Board of Trustees (at times, the “Board”) of Conestoga Funds (the “Trust”), to the shareholders of its series, the Conestoga Small Cap Fund (the “Fund”), in connection with the Fund’s solicitation of shareholders’ proxies for use at a Special Meeting (the “Meeting”) to be held December 27th, 2007 at 10 a.m., Eastern Time, at the offices of the Fund, for the purposes set forth below and in the accompanying Notice of Special Meeting. The approximate mailing date of this Proxy Statement to shareholders is November 20th, 2007.  At the Meeting, the shareholders of the Fund will be asked:

1.
To approve a new investment advisory agreement (the “New Advisory Agreement”) by and between the Trust, on behalf of the Fund, and Conestoga Capital Advisors, LLC (“CCA”), the Fund’s investment advisor, under which CCA will continue to act as investment advisor with respect to the assets of the Fund on substantially identical terms as the investment advisory agreement currently in effect; and

2.	To transact such other business as may properly come before the Meeting or any adjournments thereof.

Record Date/Shareholders Entitled to Vote.  The Fund is a separate investment series, or portfolio, of the Trust, a Delaware statutory trust and registered investment company under the Investment Company Act of 1940, as amended (the “1940 Act”).  The record holders of outstanding shares of the Fund are entitled to vote one vote per share (and a fractional vote per fractional share) on all matters presented at the Meeting.  Shareholders of the Fund at the close of business on November 12th, 2007 will be entitled to be present and vote at the Meeting.  As of that date, there were 1,524,715.822 shares of the Fund outstanding and entitled to vote, representing total net assets of approximately $ 29,318,742.10  .

Voting Proxies.  Regardless of whether you expect to be personally present at the Meeting, we encourage you to vote by proxy.  You can do this by completing, dating, signing and returning the enclosed proxy card.  Properly executed proxies will be voted as you instruct by the persons named in the accompanying proxy statement.  In the absence of such direction, however, the persons named in the accompanying proxy statement intend to vote FOR each proposal and may vote in their discretion with respect to other matters not now known to the Board that may be presented at the Meeting.  Shareholders who execute proxies may revoke them at any time before they are voted, either by writing to the Secretary of the Trust, Duane R. D’Orazio, Conestoga Funds, 259 N. Radnor-Chester Road, Radnor Court, Suite 120, Radnor, PA  19087, or in person at the time of the Meeting.  If not so revoked, the shares represented by the proxy will be voted at the Meeting, and any adjournments thereof, as instructed.  Attendance by a shareholder at the Meeting does not, in itself, revoke a proxy.

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The affirmative vote of the holders of a majority of the outstanding shares of the Fund is required for the New Advisory Agreement to become effective.  “Majority” for this purpose, as permitted under the 1940 Act, means the lesser of (1) 67% of the voting securities present at the meeting if more than 50% of the outstanding voting securities are present; or (2) shares representing more than 50% of the outstanding shares.  All properly executed proxies received prior to the Meeting will be voted at the Meeting in accordance with the instructions marked thereon.  Proxies received prior to the Meeting on which no vote is indicated will be voted “for” each proposal as to which it is entitled to vote.

Quorum Required to Hold Meeting.  In order to transact business at the Meeting, a “quorum” must be present.  Under the Trust’s By-Laws and Delaware law, a quorum is constituted by the presence in person or by proxy of one-third of the outstanding shares of the Fund entitled to vote at the Meeting.

Abstentions and broker non-votes (i.e., proxies from brokers or nominees indicating that they have not received instructions from the beneficial owners on an item for which the brokers or nominees do not have discretionary power to vote) will be treated as present for determining whether a quorum is present with respect to a particular matter.  Abstentions and broker non-votes will not, however, be counted as voting on any matter at the Meeting when the voting requirement is based on achieving a percentage of the “voting securities present.”  If any proposal requires the affirmative vote of the Fund’s outstanding shares for approval, a broker non-vote or abstention will have the effect of a vote against the proposal.

If a quorum of shareholders of the Fund is not present at the Meeting, or if a quorum is present but sufficient votes to approve a proposal are not received, the persons named as proxies may, but are under no obligation to, propose one or more adjournments of the Meeting for a period or periods not more than 60 days in the aggregate to permit further solicitation of proxies. Any business that might have been transacted at the Meeting may be transacted at any such adjourned session(s) at which a quorum is present.  The Meeting may also be adjourned from time to time by a majority of the votes of the Fund properly cast upon the question of adjourning the Meeting to another date and time, whether a quorum is present.  With respect to each proposal, the persons named as proxies will vote all proxies in favor of adjournment that voted in favor of a particular proposal (including abstentions and broker non-votes), and vote against adjournment all proxies that voted against such proposal.  Abstentions and broker non-votes will have the same effect at any adjourned meeting as noted above.

Method and Cost of Proxy Solicitation. Proxies will be solicited by the Trust primarily by mail.  Although it is not anticipated, the solicitation may also include telephone, facsimile, electronic or oral communications by certain officers or employees of the Fund or CCA, who will not be paid for these services.  CCA will pay the costs of the Meeting and the expenses incurred in connection with the solicitation of proxies.  The Fund anticipates that such fees will amount to approximately $5,000.  The Fund or CCA may also request broker-dealer firms, custodians, nominees and fiduciaries to forward proxy materials to the beneficial owners of the shares of the Fund held of record by such persons.  If requested, CCA shall reimburse such broker-dealer firms, custodians, nominees and fiduciaries for their reasonable expenses incurred in connection with such proxy solicitation, including reasonable expenses in communicating with persons for whom they hold shares of the Fund.

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Other Information.  As noted above, the Fund’s current investment advisor is Conestoga Capital Advisors, LLC, 259 N. Radnor-Chester Road, Radnor Court, Suite 120, Radnor, PA  19087.  The Fund’s distributor and principal underwriter is Conestoga Capital Advisors, LLC.  Mutual Shareholder Services, LLC, 8000 Town Centre Dr., Suite 400, Broadview Heights, OH 44147 serves as the Fund’s transfer, shareholder servicing, dividend disbursing and accounting agent.  UMB Bank, N.A., 928 Grand Boulevard, 5th Floor, Kansas City, MO 64106 serves as custodian for the Fund’s securities and cash.

Share Ownership.  To the knowledge of the Fund’s management, before the close of business on November 12th, 2007, the following persons beneficially owned more than 5% of the outstanding shares of the Fund:

Name and Address	Number of Shares	% Ownership
National Penn Investors Trust 2201 Ridgewood Rd. #180 Wyomissing , PA 19610-1190	675,722.982	44.31%
NexTier Bank 101 E. Diamond St. P.O. Box 2147 Butler, PA 16003-2147	112,560.603	7.38%
Roosevelt University 430 S. Michigan Ave. Chicago, IL 60605 W. C. Maxwell 20561 Rock Hall Ave. Rock Hall, MD 21661-1467	99,755.589 79,262.735	6.54% 5.19%

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Information about the Fund. The Trust, on behalf of the Fund, is required by Federal law to file reports, proxy statements and other information with the Securities and Exchange Commission (“SEC”).  The SEC maintains a web-site that contains information about the Fund (www.sec.gov.).  Any such proxy material, reports and other information can be inspected and copied at the public reference facilities of the SEC, 450 Fifth Street, N.W., Washington D.C. 20549.  Copies of such materials can be obtained, after paying a duplicating fee, from the Public Reference Section, Securities and Exchange Commission, Washington, D.C. 20549-0112.

Reports to Shareholders.  COPIES OF THE FUND’S MOST RECENT ANNUAL AND SEMI-ANNUAL REPORTS ARE AVAILABLE WITHOUT CHARGE UPON WRITING TO THE FUND, C/O MUTUAL SHAREHOLDER SERVICES, LLC, 8000 TOWN CENTRE DR., SUITE 400, BROADVIEW HEIGHTS, OH 44147 OR BY CALLING, TOLL-FREE, 1-800-320-7790.  THESE REPORTS ARE ALSO AVAILABLE ON THE SEC’S WEBSITE, WWW.SEC.GOV. The annual report is also available on the Fund’s website: www.conestogacapital.com

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PROPOSAL NO. 1:

APPROVAL OF NEW ADVISORY AGREEMENT
BY AND BETWEEN THE TRUST, ON BEHALF OF THE FUND,
AND CONESTOGA CAPITAL ADVISORS, LLC

Background. Pursuant to the current investment advisory agreement dated October 1st, 2002, (the “Current Advisory Agreement”), CCA currently provides investment advisory services to the Fund and manages the portfolio assets of the Fund.  The Current Advisory Agreement was approved by the Board of Trustees, including all Trustees who are not interested persons within the meaning of the 1940 Act, most recently on September 20th, 2007 as part of its regular annual renewal process, and by the Fund’s shareholders on October 1st, 2002.

Section 15(a) of the 1940 Act prohibits any person from serving as an investment advisor to a registered investment company except pursuant to a written contract that has been approved by the shareholders.  Section 15(a) also provides that any such advisory contract must terminate on its “assignment.”  Section 2(a)(4) provides that a change of control of an investment advisor, such as the change in CCA’s ownership structure, constitutes an assignment. Consequently, the change in ownership structure of CCA will cause the Current Advisory Agreement for CCA to terminate.

The New Advisory Agreement allows CCA to manage the Fund under substantially identical terms as the Current Advisory Agreement and is substantially identical to the Current Advisory Agreement except for the dates of execution, provisions relating to effectiveness and termination, and other immaterial changes.  In order for CCA to continue to serve as investment advisor to the Fund, shareholders of the Fund must approve a new investment advisory agreement (the “New Advisory Agreement”).  On the same date that the Board approved the New Advisory Agreement, the Board recommended that the Advisory Agreement be submitted to Fund shareholders for approval.  If approved by the shareholders of the Fund, the New Advisory Agreement will be executed and become effective as a result of a proposed transaction described below.

At the time of the mailing of this Proxy Statement, over 25% of the outstanding voting securities of CCA is held by Mr. W. Christopher Maxwell, Partner and Co-Founder of CCA.  As a result of a proposed change in the ownership structure of CCA (the transfer of ownership interests from Mr. Maxwell to Mr. Robert M. Mitchell), Mr. Maxwell’s ownership interest in CCA will decrease to less than 25% and Mr. Mitchell’s to over 25%.  The process is expected to be completed on January 2nd, 2008.  The completion of the process will result in an “assignment” (as that term is defined in the 1940 Act) of the Fund’s Current Advisory Agreement with CCA, and will cause the Current Advisory Agreement to terminate in accordance with its terms as required by the 1940 Act.  The Board of Trustees of the Fund has determined to seek the approval of the Fund’s shareholders to such transfer by seeking the shareholders’ approval of a new investment advisory agreement.

The change of control will not result in any changes to CCA’s investment process, operations or to its investment advisory services to the Fund. In general, the Fund’s daily operations or management activities will not be affected in any way, with the exception that Mr. D’Orazio would assume a more active role in CCA’s day-to-day operations.  Messrs. William C. Martindale, Jr. and Robert M. Mitchell will continue to act as portfolio managers for the Fund. Since the Fund’s inception, CCA has continued to provide the Fund with uninterrupted investment advisory services called for under the Current Advisory Agreement that includes, but is not limited to, regularly providing investment advice to the Fund and continuously supervising the investment and reinvestment of cash, securities and other assets for the Fund.

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Summary of the Current Advisory Agreement and the New Advisory Agreement.  A copy of the New Advisory Agreement is attached to this Proxy Statement as Appendix A.  The following description of the Agreement is only a summary; however, all material terms of the New Advisory Agreement have been included in this summary.  You should refer to Appendix A for the New Advisory Agreement, and the description set forth in this Proxy Statement of the New Advisory Agreement is qualified in its entirety by reference to Appendix A.

Advisory and Other Services.  Both the Current Advisory Agreement and the New Advisory Agreement provide that CCA will provide certain investment advisory services to the Fund, including investment research and management, subject to the supervision of the Board of Trustees and, upon written approval of the Trust, arrange for other companies to provide services to the Fund in the manner and to the extent that such services are reasonably necessary for the operation of the Fund.

Management Fees.  Both the Current Advisory Agreement and the New Advisory Agreement provide that the Fund will pay CCA a fee with respect to the Fund based on the Fund’s average daily net assets.  Under both the Current Advisory Agreement and the New Advisory Agreement, CCA is compensated for its investment advisory services at the annual rate of 1.20% of the Fund’s average daily net assets.

Brokerage Policies.  The Current Advisory Agreement and the New Advisory Agreement both authorize CCA to select the brokers or dealers that will execute the purchases and sales of securities of the Fund and direct CCA to use its best efforts to obtain the best available price and most favorable execution.  CCA may pay a broker a commission in excess of that which another broker might have charged for effecting the same transaction, in recognition of the value of the research, or other services provided by the broker to CCA.  However, both the Current Advisory Agreement and the New Advisory Agreement provide that such higher commissions will not be paid by the Fund unless CCA determines the commissions are reasonable in relation to the value of services provided and satisfies other requirements.  Both the Current Advisory Agreement and the New Advisory Agreement provide that CCA may, to the extent permitted by applicable laws and regulations, aggregate the securities to be sold or purchased with those of other Funds or of its other clients, subject to the policies set forth in the Fund’s prospectus and statement of additional information, if in CCA’s reasonable judgment, such aggregation will result in an overall economic benefit to the Fund.

Payment of Expenses.  Both the Current Advisory Agreement and the New Advisory Agreement provide that CCA will pay all of the costs and expenses incurred by it in connection with its advisory services provided for the Fund.  CCA will not be required to pay the costs and expenses associated with purchasing securities, commodities and other investments for the Fund (including brokerage commissions and other transaction or custodial charges).

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Duration and Termination.  Both the Current Advisory Agreement and the New Advisory Agreement provide that it shall continue in effect for two years from the respective effective date, and thereafter for successive periods of one year, subject to annual approval by the Board of Trustees or Fund shareholders.  Both the Current Advisory Agreement and the New Advisory Agreement may be terminated by the Board of Trustees or a vote of a majority of the shareholders of the Fund, or by CCA, upon 60 days’ prior written notice, without payment or penalty.

Reports; Books and Records.  Both the Current Advisory Agreement and the New Advisory Agreement provide that CCA will furnish such reports and evaluations as the Trust’s Board may request from time to time or as CCA may otherwise deem to be desirable, and, pursuant to applicable law, keep the Fund’s books and records required to be maintained by or on behalf of, the Fund with respect to the advisory services rendered under each Agreement.

Other Provisions. The Current Advisory Agreement and the New Advisory Agreement provide that in the absence of willful misfeasance, bad faith, or gross negligence in the performance of its duties, or by reason of its reckless disregard of obligations and duties under the Current Advisory Agreement and the New Advisory Agreement on the part of CCA, or a breach of fiduciary duty with respect to receipt of compensation, neither CCA nor any of its directors, officers, shareholders, agents or employees shall be liable or responsible to the Trust, the Funds or to any shareholder of the Funds for any error of judgment or mistake of law or for any act or omission in the course of, or connected with, rendering services under the Current Advisory Agreement or the New Advisory Agreement or for any loss suffered by the Trust, a Fund or any shareholder of a Fund in connection with the performance of the Current Advisory Agreement or the New Advisory Agreement.  Additionally, under the Current Advisory Agreement and the New Advisory Agreement, the services of CCA to the Funds are not to be deemed exclusive and CCA may render similar services to others and engage in other activities.  Under the Current Advisory Agreement and the New Advisory Agreement, the obligations of the Trust entered into in the name or on behalf thereof of any of the Trustees, representatives or agents are made not individually, but in such capacities and are not binding upon any of the Trustees, shareholders or representatives of the Trust personally, but bind only the assets of the Trust, and all persons dealing with the Trust or a Fund must look solely to the assets of the Trust or Fund for the enforcement of any claims against the Trust or Fund.

Executive Officers and Directors of CCA.  Information regarding the principal executive officers and directors of CCA is set forth below.  The address of CCA is 259 N. Radnor-Chester Road, Radnor Court, Suite 120, Radnor, PA  19087.  The address for the person listed below, as it relates to his or her duties with CCA, is the same as that of CCA.

Position and Principal Occupation with Conestoga Capital Advisors

William C. Martindale, Jr. - Managing Partner, Managing Member, Portfolio Manager, Research Analyst

Robert M. Mitchell - Managing Partner, Portfolio Manager, Research Analyst

W. Christopher Maxwell, CFA - Managing Partner, Portfolio Manager, Chairman of Conestoga Funds

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Duane R. D'Orazio - Managing Partner, Head Trader, Chief Compliance Officer

Mark S. Clewett, CFA - Managing Partner, Director of Institutional Sales and Client Service

Required Vote.  Approval of the New Advisory Agreement requires the affirmative vote of a “majority of the outstanding voting securities” of the Fund. Under the 1940 Act, a “majority of the outstanding voting securities” means the affirmative vote of the lesser of (1) 67% or more of the shares of the Fund present at the Meeting or represented by proxy if the holders of more than 50% of the outstanding shares are present at the Meeting or represented by proxy; or (2) more than 50% of the outstanding shares. If the New Advisory Agreement is approved by the Fund’s shareholders, it will be executed and become effective following shareholder approval and as result of the transaction described above.

If the shareholders of the Fund do not approve the New Advisory Agreement, the Current Advisory Agreement will continue to remain in effect.  In the event the proposed transaction is consummated and shareholders have not approved the New Advisory Agreement, the Board will consider its options regarding an investment advisor for the Fund.

Recommendation of the Board of Trustees. Since the New Advisory Agreement is substantially identical to the Current Advisory Agreement, except for immaterial corrections and dates of execution, termination and effectiveness, the Board of Trustees believes that the terms and conditions of the New Advisory Agreement are fair to, and in the best interests of, the Fund and its shareholders.  The Board of Trustees also believes that there will be no change in the services provided by CCA to the Fund.  The Board considered that there would be no change in CCA’s investment process, operations or to its investment advisory services to the Fund.  In general, the Board determined that there would be no diminution in the scope and quality of advisory services provided to the Fund as a result of the change in control.

In considering whether to recommend the New Advisory Agreement for approval by the Fund’s shareholders, the Trustees evaluated, at an in-person meeting of the Board on September 20, 2007, the quality of services CCA was expected to continue to provide to the Fund and the compensation proposed to be paid to CCA.  In particular, the Board inquired as to the impact of the pending transfer on CCA’s management’s personnel, management, facilities and financial capabilities, and received assurances in this regard from senior management of CCA that the pending transfer would not adversely affect CCA’s ability to fulfill its obligations under the New Advisory Agreement, and to operate its business in a manner consistent with past practices.  The Trustees gave equal consideration to all factors deemed to be relevant to the Fund, including, but not limited to the following: (a) the quality of services provided to the Fund since CCA first became investment advisor to the Fund; (b) the performance of the Fund since commencement of operations; (c) the fact that the proposed transaction is not expected to affect the manner in which the Fund is advised; (d) that the current portfolio managers will continue to be involved in the management of the Fund; (e) the compensation payable to the advisor under the proposed New Advisory Agreement, which would be at the same rate as the compensation under the existing investment Advisory Agreement; (f) the terms of the Current Advisory Agreement, which would be unchanged under the New Advisory Agreement except for different effective and termination dates and minor corrections; (g) CCA’s overall investment performance record; and (h) other factors deemed relevant.

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The Board also considered the Fund’s fees and expenses in relation to various industry averages and determined that the fees to be paid to CCA under the New Advisory Agreement are reasonable.  On the basis of their discussions with management and their analysis of information provided at the meeting, the Trustees determined that the nature of the Fund and its operations is such that CCA may realize economies of scale in the management of the Fund at some point if it grows in size, but that in light of the comparatively small size of the Fund and the likelihood that the Fund’s size will not increase dramatically in the near term, adoption of breakpoints in the advisory fee, while possibly appropriate at a later date, could await further analysis of the sources and potential scale of the economies and the fee structure that would best reflect them.  In reviewing the transaction, the Board was also comfortable that: (a) the executives and directors of CCA would not change and the principals of CCA would remain the same following the change in control transaction; (b) CCA would be sufficiently capitalized following the transaction to continue its operations; (c) the assets under CCA’s management would continue to remain at CCA for a period of several years; and (d) there would be no changes to the investment approach and process in the portfolio management of the Fund.  The Board reviewed previously-provided data on the Fund’s profitability to CCA and concluded that while CCA had profited from its relationships with the Fund, profit margins were not unacceptably high.  In addition, the Board also considered that CCA may receive certain benefits from its relationship with the Fund, such as research and other services in exchange for brokerage allocation, and determined that such benefits have been of a de minimis nature.  Accordingly, the Board of Trustees recommends that the shareholders of the Fund vote to approve the New Advisory Agreement.

Additional Information about the Trust and CCA.  The following is a list of the executive officers and Trustees of the Trust, their positions with the Trust, and their positions with CCA, if any:

Name	Position with the Trust	Position with CCA
Mr. W. Christopher Maxwell	Chairman, CEO	Managing Partner
Mr. William C. Martindale, Jr.	President	Managing Partner, Managing Member
Mr. Robert M. Mitchell	Treasurer	Managing Partner
Mr. Duane R. D’Orazio	Secretary	Managing Partner
Mr. Mark S. Clewett	Senior Vice President	Managing Partner
Ms. Laurie S. McDonough	AML Officer	Operations Manager, Performance Analyst
Mr. Michael R. Walker	Trustee	None
Mr. Nicholas J. Kovich	Trustee	None
Mr. William B. Blundin	Trustee	None
Mr. Richard E. Ten Haken	Trustee	None

9

GENERAL INFORMATION

Other Matters to come Before the Meeting.  The Trust’s management does not know of any matters to be presented at the Meeting other than those described in this Proxy Statement. If other business should properly come before the Meeting, the proxy holders will vote thereon in accordance with their best judgment.

Shareholder Proposals.  The Meeting is a special meeting of shareholders.  The Trust is not required to, nor does it intend to, hold regular annual meetings of its shareholders.  If such an annual meeting is called, any shareholder who wishes to submit a proposal for consideration at the meeting should submit the proposal or notice of the proposal, if the shareholder chooses to include the proposal in the Trust’s proxy materials, to the Trust within a reasonable time prior to the Trust printing and mailing its proxy materials in accordance with, respectively, Rule 14a-8 or Rule 14a-4(c) under the Securities Exchange Act of 1934.

IN ORDER THAT THE PRESENCE OF A QUORUM AT THE MEETING MAY BE ASSURED, PROMPT EXECUTION AND RETURN OF THE ENCLOSED PROXY IS REQUESTED. A SELF-ADDRESSED, POSTAGE-PAID ENVELOPE IS ENCLOSED FOR YOUR CONVENIENCE.

Conestoga Funds

Duane R. D’Orazio

Secretary

November 20th, 2007

10

APPENDIX A

INVESTMENT ADVISORY AGREEMENT

between

CONESTOGA FUNDS

and

CONESTOGA CAPITAL ADVISORS, LLC

INVESTMENT ADVISORY AGREEMENT

This AGREEMENT (the “Agreement”) made this 2nd day of January 2008, by and between Conestoga Funds, a Delaware business trust which may issue one or more series of shares of beneficial interest (the “Trust”), and Conestoga Capital Advisors, LLC, a Delaware limited liability company (the “Adviser”).

WHEREAS, the Trust is registered as an open-end, management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”); and

WHEREAS, the Trust desires to retain the Adviser to furnish investment advisory services to the funds listed on Schedule A (each, a “Fund” and collectively, the “Funds”), and the Adviser represents that it is willing and possesses legal authority to so furnish such services;

NOW, THEREFORE, in consideration of the premises and mutual covenants herein contained, it is agreed between the parties hereto as follows:

1.           Appointment.

(a)
General.  The Trust hereby appoints the Adviser to act as investment adviser to the Funds for the period and on the terms set forth in this Agreement.  The Adviser accepts such appointment and agrees to furnish the services herein set forth for the compensation herein provided.

(b)
Employees of Affiliates.  The Adviser may, in its discretion, provide such services through its own employees or the employees of one or more affiliated companies that are qualified to act as an investment adviser to the Trust under applicable laws; provided that (i) all persons, when providing services hereunder, are functioning as part of an organized group of persons, and (ii) such organized group of persons is managed at all times by authorized officers of the Adviser.

(c)
Sub-Advisers.  It is understood and agreed that the Adviser may from time to time employ or associate with such other entities or persons as the Adviser believes appropriate to assist in the performance of this Agreement with respect to a particular Fund or Funds (each a “Sub-Adviser”), and that any such Sub-Adviser shall have all of the rights and powers of the Adviser set forth in this Agreement; provided that a Fund shall not pay any additional compensation for any Sub-Adviser and the Adviser shall be as fully responsible to the Trust for the acts and omissions of the Sub-Adviser as it is for its own acts and omissions; and provided further that the retention of any Sub-Adviser shall be approved in advance by (i) the Board of Trustees of the Trust (the “Board”) and (ii) the shareholders of the relevant Fund if required under any applicable provisions of the 1940 Act or any exemptive relief granted thereunder.  The Adviser will review, monitor and report to the Trust’s Board regarding the performance and investment procedures of any Sub-Adviser.  In the event that the services of any Sub-Adviser are terminated, the Adviser may provide investment advisory services pursuant to this Agreement to the Fund without a Sub-Adviser or employ another Sub-Adviser without further shareholder approval, to the extent consistent with the 1940 Act or any exemptive relief granted thereunder.  A Sub-Adviser may be an affiliate of the Adviser.

2.           Delivery of Documents.  The Trust has delivered to the Adviser copies of each of the following documents, and will promptly deliver to it all future amendments and supplements thereto, if any:

(1)	(a) the Trust’s Trust Instrument;

(2)	(b) the Bylaws of the Trust;

(3)	(c) resolutions of the Board of the Trust authorizing the execution and delivery of this Agreement;

(4)
(d)           the Trust’s Registration Statement under the Securities Act of 1933, as amended (the “1933 Act”), and the 1940 Act, on Form N-1A as filed with the U.S. Securities and Exchange Commission (the “Commission”);

(5)	(e) Notification of Registration of the Trust under the 1940 Act on Form N-8A as filed with the Commission; and

(6)	(f) the currently effective Prospectus and Statement of Additional Information of the Funds.

3.           Investment Advisory and Other Services.

(a)
Management of the Funds.  The Adviser hereby undertakes to act as investment adviser to the Funds.  The Adviser shall regularly provide investment advice to the Funds and continuously supervise the investment and reinvestment of cash, securities and other property composing the assets of the Funds and, in furtherance thereof, shall:

(i)	supervise all aspects of the operations of the Trust and each Fund;

(ii)
obtain and evaluate pertinent economic, statistical and financial data, as well as other significant events and developments, which affect the economy generally, the Funds’ investment programs, and the issuers of securities included in the Funds’ portfolios and the industries in which they engage, or which may relate to securities or other investments which the Adviser may deem desirable for inclusion in a Fund’s portfolio;

(iii)	determine which issuers and securities shall be included in the portfolio of each Fund;

(iv)	furnish a continuous investment program for each Fund;

(v)	in its discretion and without prior consultation with the Trust, buy, sell, lend and otherwise trade any stocks, bonds and other securities and investment instruments on behalf of each Fund; and

(vi)
take, on behalf of each Fund, all actions the Adviser may deem necessary in order to carry into effect such investment program and the Adviser’s functions as provided above, including the making of appropriate periodic reports to the Trust’s Board of Trustees.

(b)
Other Services.  The Adviser also hereby undertakes to provide, or, upon receipt of written approval of the Trust, arrange for other companies to provide, the following services to the Funds in the manner and to the extent that such services are reasonably necessary for the operation of the Funds:

(i)	accounting services and functions, including costs and expenses of any independent public accountants;

(ii)
non-litigation related legal and compliance services, including the expenses of maintaining registration and qualification of the Fund and the Portfolio under federal, state and any other applicable laws and regulations;

(iii)	dividend disbursing agent, dividend reinvestment agent, transfer agent, and registrar services and functions (including answering inquiries related to shareholder Fund accounts);

(iv)	custodian and depository services and functions;

(v)	distribution, marketing, and/or underwriting services;

(vi)	independent pricing services;

(vii)
preparation of reports describing the operations of the Funds, including the costs of providing such reports to broker-dealers, financial institutions and other organizations which render services and assistance in connection with the distribution of shares of the Funds;

(viii)
sub-accounting and recordkeeping services and functions, including maintenance of shareholder records and shareholder information concerning the status of their Fund accounts by investment advisers, broker-dealers, financial institutions, and other organizations on behalf of the Adviser;

(ix)
shareholder and Board of Trustee communication services, including the costs of preparing, printing and distributing notices of shareholders’ meetings, proxy statements, prospectuses, statements of additional information, Fund reports, and other communications to the Fund’s shareholders, as well as all expenses of shareholders’ and Board of Trustees’ meetings, including the compensation and reimbursable expenses of the Trustees of the Fund;

(x)
other day-to-day administrative services, including the costs of designing, printing, and issuing certificates representing shares of the Funds, and premiums for the fidelity bond maintained by the Funds pursuant to Section 17(g) of the 1940 Act and rules promulgated thereunder (except for such premiums as may be allocated to third parties, as insureds thereunder).

(c)
Covenants.  The Adviser shall carry out its investment advisory, other and supervisory responsibilities in a manner consistent with the investment objectives, policies, and restrictions provided in: (i) the Funds’ Prospectus and Statement of Additional Information as revised and in effect from time to time; (ii) the Trust’s Trust Instrument, Bylaws or other governing instruments, as amended from time to time; (iii) the 1940 Act; (iv) other applicable laws; and (v) such other investment policies, procedures and/or limitations as may be adopted by the Trust with respect to a Fund and provided to the Adviser in writing.  The Adviser agrees to use reasonable efforts to manage each Fund so that it will qualify, and continue to qualify, as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended, and regulations issued thereunder (the “Code”), except as may be authorized to the contrary by the Trust’s Board.  The management of the Funds by the Adviser shall at all times be subject to the review of the Trust’s Board.

(d)
Books and Records.  Pursuant to applicable law, the Adviser shall keep each Fund’s books and records required to be maintained by, or on behalf of, the Funds with respect to advisory services rendered hereunder.  The Adviser agrees that all records which it maintains for a Fund are the property of the Fund and it will promptly surrender any of such records to the Fund upon the Fund’s request.  The Adviser further agrees to preserve for the periods prescribed by Rule 31a-2 under the 1940 Act any such records of the Fund required to be preserved by such Rule.

(e)
Reports, Evaluations and other Services.  The Adviser shall furnish reports, evaluations, information or analyses to the Trust with respect to the Funds and in connection with the Adviser’s services hereunder as the Trust’s Board may request from time to time or as the Adviser may otherwise deem to be desirable.  The Adviser shall make recommendations to the Trust’s Board with respect to Trust policies, and shall carry out such policies as are adopted by the Board.  The Adviser shall, subject to review by the Board, furnish such other services as the Adviser shall from time to time determine to be necessary or useful to perform its obligations under this Agreement.

(f)
Purchase and Sale of Securities.  The Adviser shall place all orders for the purchase and sale of portfolio securities for each Fund with brokers or dealers selected by the Adviser, which may include brokers or dealers affiliated with the Adviser to the extent permitted by the 1940 Act and the Trust’s policies and procedures applicable to the Funds.  The Adviser shall use its best efforts to seek to execute portfolio transactions at prices which, under the circumstances, result in total costs or proceeds being the most favorable to the Funds.  In assessing the best overall terms available for any transaction, the Adviser shall consider all factors it deems relevant, including the breadth of the market in the security, the price of the security, the financial condition and execution capability of the broker or dealer, research services provided to the Adviser, and the reasonableness of the commission, if any, both for the specific transaction and on a continuing basis.  In no event shall the Adviser be under any duty to obtain the lowest commission or the best net price for any Fund on any particular transaction, nor shall the Adviser be under any duty to execute any order in a fashion either preferential to any Fund relative to other accounts managed by the Adviser or otherwise materially adverse to such other accounts.

(g)
Selection of Brokers or Dealers.  In selecting brokers or dealers qualified to execute a particular transaction, brokers or dealers may be selected who also provide brokerage and research services (as those terms are defined in Section 28(e) of the Securities Exchange Act of 1934, as amended (the “1934 Act”)) to the Adviser and/or the other accounts over which the Adviser exercises investment discretion.  The Adviser is authorized to pay a broker or dealer who provides such brokerage and research services a commission for executing a portfolio transaction for the Fund which is in excess of the amount of commission another broker or dealer would have charged for effecting that transaction if the Adviser determines in good faith that the total commission is reasonable in relation to the value of the brokerage and research services provided by such broker or dealer, viewed in terms of either that particular transaction or the overall responsibilities of the Adviser with respect to accounts over which it exercises investment discretion.  The Adviser shall report to the Board regarding overall commissions paid by the Fund and their reasonableness in relation to their benefits to the Fund.  Any transactions for the Fund that are effected through an affiliated broker-dealer on a national securities exchange of which such broker-dealer is a member will be effected in accordance with Section 11(a) of the 1934 Act, and the regulations promulgated thereunder, including Rule 11a2-2(T).  The Fund hereby authorizes any such broker or dealer to retain commissions for effecting such transactions and to pay out of such retained commissions any compensation due to others in connection with effectuating those transactions.

(h)
Aggregation of Securities Transactions.  In executing portfolio transactions for a Fund, the Adviser may, to the extent permitted by applicable laws and regulations, but shall not be obligated to, aggregate the securities to be sold or purchased with those of other Funds or its other clients if, in the Adviser’s reasonable judgment, such aggregation (i) will result in an overall economic benefit to the Fund, taking into consideration the advantageous selling or purchase price, brokerage commission and other expenses, and trading requirements, and (ii) is not inconsistent with the policies set forth in the Trust’s registration statement and the Fund’s Prospectus and Statement of Additional Information.  In such event, the Adviser will allocate the securities so purchased or sold, and the expenses incurred in the transaction, in an equitable manner, consistent with its fiduciary obligations to the Fund and such other clients.

4.           Representations and Warranties.

(a)	The Adviser hereby represents and warrants to the Trust as follows:

(i)
The Adviser is a limited liability company duly organized and in good standing under the laws of the State of Delaware and is fully authorized to enter into this Agreement and carry out its duties and obligations hereunder.

(ii)
The Adviser is registered as an investment adviser with the Commission under the Investment Advisers Act of 1940, as amended (the “Advisers Act”), and is registered or licensed as an investment adviser under the laws of all applicable jurisdictions.  The Adviser shall maintain such registrations or licenses in effect at all times during the term of this Agreement.

(iii)	The Adviser at all times shall provide its best judgment and effort to the Trust in carrying out the Adviser’s obligations hereunder.

(b)	The Trust hereby represents and warrants to the Adviser as follows:

(i)	The Trust has been duly organized as a business trust under the laws of the State of Delaware and is authorized to enter into this Agreement and carry out its terms.

(ii)
The Trust is registered as an investment company with the Commission under the 1940 Act and shares of each Fund are registered for offer and sale to the public under the 1933 Act and all applicable state securities laws where currently sold.  Such registrations will be kept in effect during the term of this Agreement.

5.           Compensation.  As compensation for the services which the Adviser is to provide or cause to be provided pursuant to Paragraph 3, each Fund shall pay to the Adviser out of Fund assets an annual fee, computed and accrued daily and paid in arrears on the first business day of every month, at the rate set forth opposite each Fund’s name on Schedule A, which shall be a percentage of the average daily net assets of the Fund (computed in the manner set forth in the Fund’s most recent Prospectus and Statement of Additional Information) determined as of the close of business on each business day throughout the month.  At the request of the Adviser, some or all of such fee shall be paid directly to a Sub-Adviser.  The fee for any partial month under this Agreement shall be calculated on a proportionate basis.

In the event that the total expenses of a Fund exceed the limits on investment company expenses imposed by any statute or any regulatory authority of any jurisdiction in which shares of such Fund are qualified for offer and sale, the Adviser will bear the amount of such excess, except:  (i) the Adviser shall not be required to bear such excess to an extent greater than the compensation due to the Adviser for the period for which such expense limitation is required to be calculated unless such statute or regulatory authority shall so require, and (ii) the Adviser shall not be required to bear the expenses of the Fund to an extent which would result in the Fund’s or Trust’s inability to qualify as a regulated investment company under the provisions of Subchapter M of the Code.

The Adviser shall have the right, but not the obligation, to voluntarily defer any portion of the advisory fee or absorb any portion of the expenses described in Section 7 below.  To the extent that the Adviser defers advisory fees or absorbs operating expenses, it may seek payment of such deferred fees or reimbursement of such absorbed expenses within two (2) fiscal years after the fiscal year in which fees were deferred or expenses were absorbed.  A Fund will make no such payment or reimbursement, however, if the Fund’s total annual operating expenses exceed the expense limits disclosed in the Fund’s Prospectus in effect at the time of the proposed payment or reimbursement.

6.           Interested Persons. It is understood that, to the extent consistent with applicable laws, the Trustees, officers and shareholders of the Trust are or may be or become interested in the Adviser as directors, officers or otherwise and that directors, officers and shareholders of the Adviser are or may be or become similarly interested in the Trust.

7.           Expenses.  As between the Adviser and the Funds, the Funds will pay for all their expenses other than those expressly stated to be payable by the Adviser hereunder.

8.           Non-Exclusive Services; Limitation of Adviser’s Liability. The services of the Adviser to the Funds are not to be deemed exclusive and the Adviser may render similar services to others and engage in other activities.  The Adviser and its affiliates may enter into other agreements with the Funds and the Trust for providing additional services to the Funds and the Trust which are not covered by this Agreement, and to receive additional compensation for such services.  In the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of obligations or duties hereunder on the part of the Adviser, or a breach of fiduciary duty with respect to receipt of compensation, neither the Adviser nor any of its directors, officers, shareholders, agents, or employees shall be liable or responsible to the Trust, the Funds or to any shareholder of the Funds for any error of judgment or mistake of law or for any act or omission in the course of, or connected with, rendering services hereunder or for any loss suffered by the Trust, a Fund or any shareholder of a Fund in connection with the performance of this Agreement.

9.           Effective Date; Modifications; Termination. This Agreement shall become effective as of the date first written above, provided that it shall have been approved by a majority of the outstanding voting securities of each Fund, in accordance with the requirements of the 1940 Act, or such later date as may be agreed by the parties following such shareholder approval.

(a)
This Agreement shall continue in force for a period of two years from the date of this Agreement.  Thereafter, this Agreement shall continue in effect as to each Fund for successive annual periods, provided such continuance is specifically approved at least annually (i) by a vote of the majority of the Trustees of the Trust who are not parties to this Agreement or interested persons of any such party, cast in person at a meeting called for the purpose of voting on such approval and (ii) by a vote of the Board of the Trust or a majority of the outstanding voting shares of the Fund.

(b)
The modification of any of the non-material terms of this Agreement may be approved by a vote of a majority of those Trustees of the Trust who are not interested persons of any party to this Agreement, cast in person at a meeting called for the purpose of voting on such approval.

(c)
Notwithstanding the foregoing provisions of this Paragraph 9, either party hereto may terminate this Agreement at any time on sixty (60) days’ prior written notice to the other, without payment of any penalty.  Such a termination by the Trust may be effected severally as to any particular Fund, and shall be effected as to any Fund by vote of the Trust’s Board or by vote of a majority of the outstanding voting securities of the Fund.  This Agreement shall terminate automatically in the event of its assignment.

10.           Limitation of Liability of Trustees and Shareholders. The Adviser acknowledges the following limitation of liability:

The terms “Conestoga Funds” and “Trustees” refer, respectively, to the trust created and the Trustees, as trustees but not individually or personally, acting from time to time under the Trust Instrument, to which reference is hereby made and a copy of which is on file at the office of the Secretary of State of the State of Delaware, such reference being inclusive of any and all amendments thereto so filed or hereafter filed.  The obligations of “Conestoga Funds” entered into in the name or on behalf thereof by any of the Trustees, representatives or agents are made not individually, but in such capacities and are not binding upon any of the Trustees, shareholders or representatives of the Trust personally, but bind only the assets of the Trust, and all persons dealing with the Trust or a Fund must look solely to the assets of the Trust or Fund for the enforcement of any claims against the Trust or Fund.

11.           Service Mark. The service mark of the Trust and the name “Conestoga Funds” (and derivatives thereof) have been licensed to the Trust by the Adviser and their continued use is subject to the right of the Adviser to withdraw this permission in the event the Adviser is not the investment adviser to the Trust.

12.           Certain Definitions. The terms “vote of a majority of the outstanding voting securities,” “assignment,” “control,” and “interested persons,” when used herein, shall have the respective meanings specified in the 1940 Act.  References in this Agreement to the 1940 Act and the Advisers Act shall be construed as references to such laws as now in effect or as hereafter amended, and shall be understood as inclusive of any applicable rules, interpretations and/or orders adopted or issued thereunder by the Commission.

13.           Independent Contractor.  The Adviser shall for all purposes herein be deemed to be an independent contractor and shall, unless otherwise expressly provided herein or authorized by the Board of the Trust from time to time, have no authority to act for or represent a Fund in any way or otherwise be deemed an agent of a Fund.

14.           Structure of Agreement.  The Trust is entering into this Agreement on behalf of the Funds listed on Schedule A, severally and not jointly.  The responsibilities and benefits set forth in this Agreement shall refer to each Fund severally and not jointly.  No Fund shall have any responsibility for any obligation of any other Fund arising out of this Agreement.  Without otherwise limiting the generality of the foregoing:

(a)	any breach of any term of this Agreement regarding the Trust with respect to any one Fund shall not create a right or obligation with respect to any other Fund;

(b)	under no circumstances shall the Adviser have the right to set off claims relating to a Fund by applying property of any other Fund; and

(c)
the business and contractual relationships created by this Agreement, consideration for entering into this Agreement, and the consequences of such relationship and consideration relate solely to the Trust and the particular Fund to which such relationship and consideration applies.

This Agreement is intended to govern only the relationships between the Adviser, on the one hand, and the Trust and the Funds, on the other hand, and (except as specifically provided above in this Paragraph 14) is not intended to and shall not govern (i) the relationship between the Trust and any Fund or (ii) the relationships among the respective Funds.

15.           Governing Law.  This Agreement shall be governed by the laws of the State of Delaware, provided that nothing herein shall be construed in a manner inconsistent with the 1940 Act or the Advisers Act.

16.           Severability.  If any provision of this Agreement shall be held or made invalid by a court decision, statute, rule or otherwise, the remainder of this Agreement shall not be affected thereby and, to this extent, the provisions of this Agreement shall be deemed to be severable.

17.           Notices.  Notices of any kind to be given to the Trust hereunder by the Adviser shall be in writing and shall be duly given if mailed or delivered to:

Conestoga Funds
259 N. Radnor-Chester Road
Radnor Court, Suite 120
Radnor, PA  19087
Attention:  William C. Martindale, Jr.
       President

with a copy to:

Kramer Levin Naftalis & Frankel LLP
1177 Avenue of the Americas
New York, New York 10036
Attention:  Carl Frischling, Esq.

or at such other address or to such individual as shall be so specified by the Trust to the Adviser.  Notices of any kind to be given to the Adviser hereunder by the Trust shall be in writing and shall be duly given if mailed or delivered to the Adviser at:

Conestoga Capital Advisors, LLC
259 N. Radnor-Chester Road
Radnor Court, Suite 120
Radnor, PA  19087
Attention:  Duane R. D’Orazio
       Managing Partner

or at such other address or to such individual as shall be so specified by the Adviser to the Trust.  Notices shall be effective upon delivery.

IN WITNESS WHEREOF, the parties have caused this Agreement to be executed by their respective officers thereunto duly authorized as of the date written above.

CONESTOGA FUNDS                                             CONESTOGA CAPITAL ADVISORS, LLC

By:	By:
Name: Mr. W. Christopher Maxwell	Name: Mr. William C. Martindale, Jr.
Title: Chairman, CEO	Title:Managing Partner, Managing Member

SCHEDULE A
to the
INVESTMENT ADVISORY AGREEMENT
between
CONESTOGA FUNDS and CONESTOGA CAPITAL ADVISORS, LLC

Name of Fund	Fee (as a percentage of average daily net assets)
Conestoga Small Cap Fund	1.20%

Approved by the Board of Trustees: September 20th, 2007

PROXY

CONESTOGA SMALL CAP FUND

SPECIAL MEETING OF SHAREHOLDERS
December 27th, 2007

SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES
OF CONESTOGA FUNDS

The undersigned hereby appoints Ms. Michelle Czerpak and Ms. Laurie McDonough, and each of them, as proxies of the undersigned, each with the power to appoint her substitute, for the Special Meeting of Shareholders of the Conestoga Small Cap Fund (the “Fund”), a series of Conestoga Funds (the “Trust”), to be held on December 27th, 2007 at 10 a.m. Eastern Time at the offices of the Trust, 259 N. Radnor-Chester Road, Radnor Court, Suite 120, Radnor, PA  19087 (the “Meeting”), to vote, as designated below, all shares of the Fund, held by the undersigned at the close of business November 12th, 2007.  Capitalized terms used without definition have the meanings given to them in the accompanying Proxy Statement.

DATE:

NOTE: Please sign exactly as your name appears on this Proxy. If joint owners, EITHER may sign this Proxy. When signing as attorney, executor, administrator, trustee, guardian or corporate officer, please give your full title.

Signature(s)(Title(s), if applicable)

[Missing Graphic Reference]
This proxy will be voted as specified below.  IF THE PROXY IS EXECUTED, BUT NO SPECIFICATION IS MADE, THIS PROXY WILL BE VOTED IN FAVOR OF PROPOSAL 1 AND IN THE DISCRETION OF THE ABOVE-NAMED PROXIES AS TO ANY OTHER MATTER THAT MAY PROPERLY COME BEFORE THE MEETING OR ANY ADJOURNMENT THEREOF. Please indicate by filling in the appropriate box below.

1.	To approve the new investment advisory agreement between Conestoga Funds, on behalf of the Conestoga Small Cap Fund, and Conestoga Capital Advisors, LLC.	FOR ☐	AGAINST ☐	ABSTAIN ☐
In their discretion, the named proxies may vote upon any other matters which may legally come before the meeting, or any adjournments thereof.

WE NEED YOUR VOTE BEFORE December 24th, 2007

Your vote is important.  If you are unable to attend the meeting in person, we urge you to complete, sign, date and return this proxy card using the enclosed postage prepaid envelope. Your prompt return of the proxy will help assure a quorum at the meeting and avoid additional expenses associated with further solicitation.  Sending in your proxy will not prevent you from personally voting your shares at the meeting.  You may revoke your proxy before it is voted at the meeting by submitting to the Secretary of the Fund a written notice of revocation or a subsequently signed proxy card, or by attending the meeting and voting in person.

THANK YOU FOR YOUR TIME